Medline Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

Exhibit 10.17

AMENDMENT NO. 2, dated as of March 27, 2024 (this “Amendment”) to the Credit Agreement, dated as of October 21, 2021, among Medline Intermediate, LP, a Delaware limited partnership (“Holdings”), Medline Borrower, LP, a Delaware limited partnership (and successor by merger to Mozart Debt Merger Sub Inc., the “Borrower”), the other Guarantors party thereto from time to time, the lenders and L/C Issuers party thereto from time to time and Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), Collateral Agent, a Lender and an L/C Issuer (as amended by Amendment No. 1 to Credit Agreement, dated as of June 28, 2023 and as further amended, restated, amended and restated, modified and supplemented from time to time, the “Credit Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

A. Pursuant to Section 2.15 of the Credit Agreement, the Borrower may from time-to-time request Refinancing Term Loans (as defined below), subject to the terms and conditions set forth therein.

B. The Borrower has requested that the Lenders listed on Schedule I hereto (each, a “Refinancing Term Lender”) provide “Refinancing Term Loans” under Section 2.15 of the Credit Agreement (the “Refinancing Term Loans”) to refinance (together with the proceeds of a concurrent issuance of secured bonds) all Initial Dollar Term Loans outstanding immediately prior to the effectiveness of this Amendment (such Initial Dollar Term Loans, collectively, and including for the avoidance of doubt, Initial Dollar Term Loans that are converted, exchanged or rolled into Refinancing Term Loans pursuant to this Amendment, the “Existing Term Loans”).

C. The Refinancing Term Lenders will comprise, and Refinancing Term Loans will be made by, (i) in part, Lenders who hold Existing Term Loans and who agree to convert, exchange or “cashlessly roll” all of their Existing Term Loans to or for Refinancing Term Loans (such Lenders, “Converting Refinancing Term Lenders”); and (ii) in part, Persons providing new Refinancing Term Loans, the proceeds of which will be used by the Borrower to repay holders of Existing Term Loans that will not be so converted, exchanged or rolled.

D. Pursuant to Section 2.15(d) of the Credit Agreement, the Loan Documents may be amended as necessary or appropriate in the reasonable opinion of the Borrower pursuant to a Refinancing Amendment, to effect the provisions of Section 2.15 of the Credit Agreement.

E. Each Refinancing Term Lender is willing, subject to the terms and applicable conditions set forth herein and in the Credit Agreement, to make to the Borrower the amount of the Refinancing Term Loans set forth opposite its name on Schedule I hereto.

F. (i)(a) BofA Securities, Inc., Goldman Sachs Bank USA and JPMorgan Chase Bank, N.A. (collectively, in such capacity, the “Lead Arrangers”) and (b) each financial institution listed on Schedule II hereto as a “Co-Lead Arranger” (or one or more of its designated affiliates) (collectively, in such capacity, the “Co-Lead Arrangers”) will act as a joint lead arranger and joint bookrunner for the Refinancing Term Loans, (ii) each financial institution listed on Schedule II hereto as a “Co-Manager” (or one or more of its designated affiliates) (collectively, in such capacity, the “Co-Managers”) will act as a co-manager for the Refinancing Term Loans and (iii) the Lead Arrangers, the Co-Lead Arrangers, the Co-Managers and each other joint lead arranger, joint bookrunner and co-manager given a title in connection with the Refinancing Term Loans shall be deemed to be “Lead Arrangers” for all purposes under the Credit Agreement and each other Loan Document, including this Amendment.

Medline Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

ARTICLE I

Refinancing Term Loans and Amendments

The Borrower, the Refinancing Term Lenders and the Administrative Agent (and solely with respect to the amendments in Sections (I), (J), (K)(b), (L) and (N) in this Article I, each Revolving Credit Lender) hereby agree that:

A. This Amendment is a Refinancing Amendment referred to in Section 2.15 of the Credit Agreement.

B. Each Refinancing Term Lender hereby agrees to provide the amount of the Refinancing Term Loans set forth opposite its name on Schedule I hereto (the “Refinancing Term Commitments”). The Refinancing Term Commitments shall be subject to all of the terms and conditions set forth herein and in the Credit Agreement.

C. The aggregate Refinancing Term Commitment is $6,142,775,000.

D. Subject to and upon the terms and applicable conditions set forth herein, each Refinancing Term Lender severally agrees to make, on the Second Amendment Effective Date (as defined below), a Refinancing Term Loan in Dollars to the Borrower (or, in the case of a Converting Refinancing Term Lender, convert, exchange or roll its Existing Term Loans to or for Refinancing Term Loans in an equal principal amount (or such lesser amount as determined by the Lead Arrangers in their discretion)) in an aggregate principal amount equal to the commitment amount set forth next to such Refinancing Term Lender’s name in Schedule I, Part A hereto (in the case of any Refinancing Term Lender funding its Refinancing Term Loan in cash) or Schedule I, Part B hereto (in the case of any Converting Refinancing Term Lender), under the caption “Refinancing Term Commitment” on the terms set forth in this Amendment. Each Refinancing Term Commitment will terminate in full upon the making of the related Refinancing Term Loan (or conversion, exchange or roll of the related Existing Term Loan, as applicable).

E. Substantially simultaneously with the borrowing of Refinancing Term Loans, the Borrower shall use the proceeds of such Refinancing Term Loans to fully prepay (together with the proceeds of a concurrent issuance of secured bonds) all outstanding Existing Term Loans, together with accrued and unpaid interest thereon to the Second Amendment Effective Date; provided that each Converting Refinancing Term Lender irrevocably agrees to accept, in lieu of cash for the outstanding principal amount (or such lesser amount as determined by the Lead Arrangers in their discretion) of its Existing Term Loan so prepaid, on the Second Amendment Effective Date an equal principal amount of Refinancing Term Loans in accordance with this Amendment.

Medline Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

F. Subject to the satisfaction of the conditions to the effectiveness of any Refinancing Amendment set forth in subsection 2.15(b) of the Credit Agreement and to the satisfaction of the conditions set forth in Article III below, the funding of the Refinancing Term Loans will occur in one drawing on the date hereof pursuant to the Borrower’s written notice of such borrowing of Refinancing Term Loans as required by Section 2.02 of the Credit Agreement; provided that such requirement shall be satisfied so long as such notices of borrowing shall be delivered on or prior to the Second Amendment Effective Date. In the event that all or any portion of the Refinancing Term Loans are not borrowed on or before the date hereof, the unborrowed portion of the Refinancing Term Commitments shall automatically terminate on the date hereof unless the Refinancing Term Lenders shall, in their sole discretion, agree to an extension.

G. The Refinancing Term Commitments provided pursuant to this Amendment shall constitute “Refinancing Term Commitments” referred to in Section 2.15 of the Credit Agreement and, upon the Second Amendment Effective Date, the Refinancing Term Commitment of any Refinancing Term Lender shall become the “Refinancing Term Loans” of such Refinancing Term Lender.

H. The Refinancing Term Loans shall have the same terms (after giving effect to the amendments set forth herein) and shall be deemed to be “Initial Term Loans” and “Initial Dollar Term Loans” for all purposes under the Credit Agreement and each other Loan Document, including, but not limited to the fact that the Refinancing Term Loans will mature on the Maturity Date applicable to the Initial Dollar Term Loans. Each Refinancing Term Lender shall be deemed to be a “Lender”, a “Term Lender”, a “Dollar Term Lender” and a “Secured Party” for all purposes under the Credit Agreement and each other Loan Document. Pursuant to Sections 2.15 of the Credit Agreement, the Refinancing Term Loans, shall be Term Loans, Dollar Term Loans, Initial Term Loans and Initial Dollar Term Loans for all purposes under the Credit Agreement and each other Loan Document and shall have terms identical to the Initial Dollar Term Loans outstanding under the Credit Agreement immediately prior to the date hereof (after giving effect to the amendments set forth herein) including, but not limited to, the agreement that the Refinancing Term Loans shall mature on the Maturity Date applicable to the Initial Dollar Term Loans

I. Section 1.01 of the Credit Agreement is hereby amended to amend and restate the definition of “Adjusted Term SOFR” as follows:

““Adjusted Term SOFR” means, for any Interest Period, with respect to the Initial Dollar Term Loans and the Revolving Credit Loans, a rate per annum equal to Term SOFR; provided that (x) Adjusted Term SOFR in respect of any applicable Interest Period for the Initial Dollar Term Loans will be deemed to be 0.50% per annum if Adjusted Term SOFR for such Interest Period would otherwise be less than 0.50% per annum and (y) Adjusted Term SOFR in respect of any applicable Interest Period for the Revolving Credit Loans will be deemed to be 0.00% per annum if Adjusted Term SOFR for such Interest Period would otherwise be less than 0.00% per annum.”

Medline Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

J. Section 1.01 of the Credit Agreement is hereby amended to add the following definitions:

““CORRA” means the Canadian Overnight Repo Rate Average administered and published by the Bank of Canada (or any successor administrator).”

““Rate Determination Date” means two (2) Business Days prior to the commencement of such Interest Period (or such other day as is generally treated as the rate fixing day by market practice in such interbank market, as determined by the Administrative Agent; provided that, to the extent such market practice is not administratively feasible for the Administrative Agent, then “Rate Determination Date” means such other day as otherwise reasonably determined by the Administrative Agent).”

““Second Amendment Effective Date” means March 27, 2024.”

““Term CORRA Rate” means, with respect to any RFR Loan denominated in Canadian Dollars for any Interest Period, the rate per annum equal to the forward-looking term rate based on CORRA, as published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) on the Rate Determination Date with a term equivalent to such Interest Period; provided that any such Interest Period in respect of the Term CORRA Rate shall be limited to one and three month periods.”

K. Section 1.01 of the Credit Agreement is hereby amended by amending and restating clauses (a)(i) and (b) of the definition of “Applicable Rate” as follows:

“(a)(i) with respect to the Initial Dollar Term Loans, a percentage per annum equal to (x) for Term SOFR Loans, 2.75% and (y) for Base Rate Loans, 1.75%.

Notwithstanding the foregoing, after the consummation of a Qualified IPO (as certified by the Borrower to the Administrative Agent in a certificate signed by a Responsible Officer), the Applicable Rate at each of the categories in this clause (a)(i) shall automatically be reduced by a further 0.25% per annum,”

“(b) with respect to Revolving Credit Loans, the following percentages per annum, based upon the Consolidated First Lien Net Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a):

Applicable Rate
Pricing Level	Consolidated First Lien Net Leverage Ratio	Term SOFR and RFR for Revolving Credit Loans	Base Rate for Revolving Credit Loans	Alternative Currency Daily Rate for Revolving Credit Loans
1	> 3.25:1.00	2.75%	1.75%	2.75%
2	≤ 3.25:1.00	2.50%	1.50%	2.50%

Notwithstanding the foregoing, after the consummation of a Qualified IPO (as certified by the Borrower to the Administrative Agent in a certificate signed by a Responsible Officer), the Applicable Rate at each of the categories in this clause (b) shall automatically be reduced by a further 0.25% per annum.”

Medline Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

L. On the earlier of (i) the date that all available tenors of the Canadian Dollar Offered Rate have either permanently or indefinitely ceased to be provided by the Refinitiv Benchmark Services (UK) Limited (“RBSL”) and (ii) June 28, 2024, Section 1.01 of the Credit Agreement shall automatically and without further act be amended to remove the definition of “CDOR Rate” in its entirety.

M. Section 2.05(a)(iv) of the Credit Agreement is hereby amended by replacing the words “six-month anniversary of the Closing Date” each time they appear with the words “six-month anniversary of the Second Amendment Effective Date”.

N. On the earlier of (i) the date that all available tenors of the Canadian Dollar Offered Rate have either permanently or indefinitely ceased to be provided by the RBSL and (ii) June 28, 2024, the Credit Agreement shall automatically and without further act be amended to replace each reference to “CDOR Rate” with a reference to “Term CORRA Rate”.

ARTICLE II

Representations and Warranties

Each Loan Party represents and warrants, as of the Second Amendment Effective Date, to the Administrative Agent and to the Refinancing Term Lenders that:

A. This Amendment has been duly executed and delivered by such Loan Party and constitutes the legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except to the extent that the enforceability thereof may be limited by Debtor Relief Laws and by general principles of equity.

B. The representations and warranties of each Loan Party set forth in the Loan Documents (including, for the avoidance of doubt, this Amendment as a Loan Document) are true and correct in all material respects (except that any such representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” is true and correct in all respects as so qualified) on and as of the date such representation and warranty is made, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date).

C. At the time that the Refinancing Term Loans are made (and after giving effect thereto), no Default or Event of Default has occurred and is continuing.

Medline Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

ARTICLE III

Conditions to Effectiveness

This Amendment shall become effective on the date (the “Second Amendment Effective Date”) on which each of the following conditions is satisfied:

A. The Administrative Agent (or its counsel) shall have received (a) a counterpart of this Amendment or a completed converting lender election substantially in the form of Exhibit A hereto from each Refinancing Term Lender, (b) with respect to the amendments in Sections (I), (J), (K)(b), (L) and (N) of Article I hereto, a counterpart of this Amendment from each Revolving Credit Lender and (c) a counterpart of this Amendment from each Loan Party signed on behalf of such party.

B. The Administrative Agent (or its counsel) shall have received a legal opinion from Simpson Thacher & Bartlett LLP, New York counsel to the Loan Parties in form and substance reasonably satisfactory to the Administrative Agent and its legal counsel.

C. The Administrative Agent (or its counsel) shall have received certificates of good standing (to the extent such concept exists) from the applicable secretary of state of the state of organization of each Loan Party (“Good Standing Certificates”), certificates of resolution or other action, incumbency certificates, certificates of incorporation and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents to which such Loan Party is a party or is to be a party on the Second Amendment Effective Date; provided that in lieu of such documents or agreements, other than certificates of resolution or other action and the Good Standing Certificates, referred to above, such certificate may certify that since the Closing Date, there have been no changes to the Organizational Documents of such Loan Party (except as otherwise attached to such certificate and certified therein as being the only amendments thereto as of such date) and (iii) no changes have been made to the incumbency certificate of the officers of such Loan Party delivered on the Closing Date by such Loan Party.

D. The Administrative Agent shall have received at least three Business Days prior to the Second Amendment Effective Date all documentation and other information about the Borrower and the Guarantors required under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act that has been requested by the Administrative Agent in writing at least ten Business Days prior to the Second Amendment Effective Date.

E. The Borrower shall have (i) paid all reasonable fees and out-of-pocket and documented costs and expenses of the Administrative Agent in connection with the execution and delivery of this Amendment pursuant to the terms of the Credit Agreement (to the extent invoiced prior to the Second Amendment Effective Date) and (b) all fees and expenses required to be paid pursuant to the engagement letter, dated as of March 14, 2024, by and among the Borrower, certain of the Lead Arrangers and the other parties thereto and (ii) simultaneously with the borrowing of Refinancing Term Loans hereunder, fully prepaid any outstanding Existing Term Loans, together with accrued and unpaid interest thereon to the Second Amendment Effective Date;

F. The Borrower shall have delivered to the Administrative Agent a certificate of a Responsible Officer, dated the date of borrowing, in form and substance reasonably satisfactory to the Administrative Agent, certifying as of the date of borrowing to clauses (B) and (C) of Article II above.

Medline Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

G. The Borrower shall have delivered to the Administrative Agent one or more notices of such borrowing of Refinancing Term Loans as required by Section 2.02 of the Credit Agreement; provided that such requirement shall be satisfied so long as such notices of borrowing shall be delivered on or prior to the Second Amendment Effective Date.

ARTICLE IV

Further Acknowledgments

A. The Borrower (x) acknowledges and agrees that (i) it shall be liable for all Obligations with respect to the Refinancing Term Commitments provided hereby including, without limitation, all Refinancing Term Loans made available pursuant hereto, (ii) all such Obligations (including all such Refinancing Term Loans) shall be entitled to the benefits of the Loan Documents and (iii) after giving effect to this Amendment, the Collateral Documents continue to be in full force and effect and (y) affirms and confirms the pledge of and/or grant of security interest in its assets as Collateral to secure the Obligations, which continue in full force and effect.

B. Each Guarantor acknowledges and agrees to each of the provisions of this Amendment and to the incurrence of the Refinancing Term Loans to be made pursuant hereto. Each Guarantor acknowledges and agrees that all Obligations with respect to the Refinancing Term Commitments provided hereby including, without limitation, all Refinancing Term Loans made available pursuant hereto shall (i) be fully guaranteed pursuant to the Guaranty as, and to the extent, provided herein and in the Credit Agreement and (ii) be entitled to the benefits of the Loan Documents. Each Guarantor acknowledges and agrees that after giving effect to this Amendment, the Guaranty and the Collateral Documents continue to be in full force and effect and affirms and confirms its guarantee of the Obligations and the pledge of and/or grant of security interest in its assets as Collateral to secure the Obligations, which continue in full force and effect.

ARTICLE V

Miscellaneous

A. Credit Agreement. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Lead Arrangers, the other Secured Parties, the Borrower or any other Loan Party under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document or any exhibits or schedules thereto, all of which are ratified and affirmed in all respects and shall continue in full force and effect after giving effect to this Amendment. After the Second Amendment Effective Date, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

Medline Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

B. No Novation. This Amendment shall not extinguish the Obligations for the payment of money outstanding under the Credit Agreement or discharge or release the lien or priority of any Loan Document or any other security therefor or any guarantee thereof, and the liens and security interests existing immediately prior to the Second Amendment Effective Date in favor of the Collateral Agent for the benefit of the Secured Parties securing payment of the Obligations are in all respects continuing and in full force and effect with respect to all Obligations. Except as expressly provided, nothing herein contained shall be construed as a substitution or novation, or a payment and reborrowing, or a termination, of the Obligations outstanding under the Credit Agreement or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Amendment or any other document contemplated hereby shall be construed as a release or other discharge of any Loan Party under the Credit Agreement or any Loan Document from any of its obligations and liabilities thereunder, and except as expressly provided, such obligations are in all respects continuing with only the terms being modified as provided in this Amendment.

C. Successors and Assigns. This Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of the Refinancing Term Lenders (it being understood that rights of assignment of the parties hereto are subject to the further provisions of Section 10.07 of the Credit Agreement).

D. Governing Law; Jurisdiction. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS AMENDMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AMENDMENT, EACH LOAN PARTY, THE ADMINISTRATIVE AGENT AND EACH LENDER PARTY HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS AND AGREES THAT IT WILL NOT COMMENCE OR SUPPORT ANY SUCH ACTION OR PROCEEDING IN ANOTHER JURISDICTION. EACH LOAN PARTY, THE ADMINISTRATIVE AGENT AND EACH LENDER PARTY HERETO IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AMENDMENT OR OTHER DOCUMENT RELATED HERETO. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT IN THE MANNER PROVIDED FOR NOTICES (OTHER THAN TELECOPIER OR OTHER ELECTRONIC TRANSMISSION) IN SECTION 10.02 OF THE CREDIT AGREEMENT. NOTHING IN THIS AMENDMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY

Medline Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

APPLICABLE LAW. NOTHING IN THIS AMENDMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION TO ENFORCE ANY AWARD OR JUDGMENT OR EXERCISE ANY RIGHT UNDER THE COLLATERAL DOCUMENTS AGAINST ANY COLLATERAL OR ANY OTHER PROPERTY OF ANY LOAN PARTY IN ANY OTHER FORUM IN ANY JURISDICTION IN WHICH COLLATERAL IS LOCATED.

E. Waiver of Right to Jury Trial. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY TO THIS AMENDMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AMENDMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

F. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts shall be an original, but all of which shall together constitute one and the same instrument. This Amendment may be delivered by facsimile, electronic mail (including pdf) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other electronic transmission of the relevant signature pages hereof, and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law. For the avoidance of doubt, the foregoing also applies to any amendment, extension or renewal of this Amendment. Each of the parties hereto represents and warrants to the other parties that it has the corporate capacity and authority to execute this Amendment through electronic means and that there are no restrictions for doing so in that party’s constitutive documents. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent.

G. Headings. The headings of the several sections and subsections of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.

H. Amendments; Severability.

A. This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each of the parties hereto; and

Medline Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

B. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

[Signature Pages Follow]

Medline Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

MEDLINE BORROWER, LP
as Borrower

By: MOZART GP, LLC
Its: General Partner

By:	/s/ Alexander M. Liberman
Name: Alexander M. Liberman
Title: Chief Legal Officer, Secretary

MEDLINE INTERMEDIATE, LP
as Holdings

By: MOZART GP, LLC
Its: General Partner

By:	/s/ Alexander M. Liberman
Name: Alexander M. Liberman
Title: Chief Legal Officer, Secretary

MEDLINE CO-ISSUER, INC., as a Subsidiary
Guarantor

By:	/s/ Alexander M. Liberman
Name: Alexander M. Liberman
Title: Chief Legal Officer, Secretary

Medline Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

APLICARE PRODUCTS, LLC
ESMA-MED-UXBRIDGE, LLC
ESNY-MED-MONTGOMERY, LLC
EXCELSIOR MEDICAL, LLC
HEALTHCARE RECOVERY SERVICES LLC
MBSI, LLC
MEDLINE MEXICO HOLDINGS, LLC
MEDLINE MILLS INDUSTRIES LLC
MEDLINE MILLS LLC
MEDLINE PHARMACY LLC
MEDLINE SOONER ACQUISITION, LLC
MEDLINE UNITED KINGDOM LLC
MEDLINE VENTURES, LLC
MEDTRANS LLC
NIMA ACQUISITION, LLC
NORTHPOINT MEDICAL PROCESSING,
LLC
PDM HOLDINGS, LLC
SIMCON INTERNATIONAL, LLC
SURGICAL INSTRUMENT SERVICES AND
SAVINGS, LLC
SUTURE EXPRESS, LLC
TRI-STATE MEXICO HOLDINGS, LLC, each as a Subsidiary Guarantor

By: MEDLINE INDUSTRIES, LP
Its: Manager

By: MOZART GP, LLC
Its: General Partner

By:	/s/ Alexander M. Liberman
Name: Alexander M. Liberman
Title: Chief Legal Officer, Secretary

MEDLINE INTERNATIONAL HOLDCO,
INC., as a Subsidiary Guarantor

By:	/s/ Alexander M. Liberman
Name: Alexander M. Liberman
Title: Secretary

Medline Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

CENTURION MEDICAL PRODUCTS, LP
MEDLINE INDUSTRIES, LP, each as a Subsidiary Guarantor

By: MOZART GP, LLC
Its: General Partner

By:	/s/ Alexander M. Liberman
Name: Alexander M. Liberman
Title: Chief Legal Officer, Secretary

MEDLINE BERMUDA HOLDINGS LLC
MEDLINE INTERNATIONAL, LLC
MEXICALI DIRECTO HOLDINGS, LLC
PMM HOLDINGS, LLC
THIN CANDIED SHELL, LLC, each as a Subsidiary
Guarantor

By: STELLAR HOLDCO, LLC
Its: Manager

By:	/s/ Michael B. Drazin
Name: Michael B. Drazin
Title: Director

MEDLINE INDUSTRIES HOLDINGS, L.P., as
a Subsidiary Guarantor

By: MEDLINE MILLS INDUSTRIES LLC
Its: General Partner

By: MEDLINE INDUSTRIES, LP
Its: Manager

By: MOZART GP, LLC
Its: General Partner

By:	/s/ Alexander M. Liberman
Name: Alexander M. Liberman
Title: Chief Legal Officer, Secretary

Medline Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

ML PRODUCTS, LLC
MMS, L.L.C., each as a Subsidiary Guarantor

By: MEDLINE SOONER ACQUISITION, LLC
Its: Manager

By: MEDLINE INDUSTRIES, LP
Its: Manager

By: MOZART GP, LLC
Its: General Partner

By:	/s/ Alexander M. Liberman
Name: Alexander M. Liberman
Title: Chief Legal Officer, Secretary

Medline Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

PLUROGEN THERAPEUTICS, LLC, as a Subsidiary
Guarantor

By:	/s/ Eric B. Hendrickson
Name: Eric B. Hendrickson
Title: Manager

By:	/s/ Stuart J. Schneider
Name: Stuart J. Schneider
Title: Manager

STELLAR HOLDCO, LLC, as a Subsidiary
Guarantor

By:	/s/ Michael B. Drazin
Name: Michael B. Drazin
Title: Secretary

THIN CANDY SHELL, LLC, as a Subsidiary
Guarantor

By: CENTURION MEDICAL PRODUCTS, LP
Its: Manager

By: MOZART GP, LLC
Its: General Partner

By:	/s/ Alexander M. Liberman
Name: Alexander M. Liberman
Title: Chief Legal Officer, Secretary

Medline Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ David J. Smith
Name: David J. Smith
Title: Vice President

Medline Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

BANK OF AMERICA, N.A., as Swingline Lender, L/C Issuer and a Revolving Credit Lender

By:	/s/ Geoff Blair
Name: Geoff Blair
Title: Director

Medline Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

Goldman Sachs Bank USA, as L/C Issuer and a Revolving Credit Lender

By:	/s/ Thomas Manning
Name: Thomas Manning
Title: Authorized Signatory

Medline Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

JPMORGAN CHASE BANK, N.A., as L/C
Issuer and a Revolving Credit Lender

By:	/s/ Helen D. Davis
Name: Helen D. Davis
Title: Executive Director

Medline Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

BARCLAYS BANK PLC, as L/C Issuer and a
Revolving Credit Lender

By:	/s/ Edward Pan
Name: Edward Pan
Title: Vice President

Medline Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

Morgan Stanley Senior Funding, Inc, as
L/C Issuer and a Revolving Credit Lender

By:	/s/ Rikin Pandya
Name: Rikin Pandya
Title: Vice President

Medline Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

Citicorp North America, Inc., as a
Revolving Credit Lender

By:	/s/ Eugene Yermash
Name: Eugene Yermash
Title: Vice President

Medline Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

Sumitomo Mitsui Banking Corporation, as a
Revolving Credit Lender

By:	/s/ Hetal Selarka
Name: Hetal Selarka
Title: Executive Director

Medline Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

SOCIÉTÉ GÉNÉRALE, as a Revolving Credit
Lender

By:	/s/ Pranav Chandra
Name: Pranav Chandra
Title:	Managing Director

Medline Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

The Toronto-Dominion Bank, New York
Branch, as a Revolving Credit Lender

By:	/s/ Mike Tkach
Name: Mike Tkach
Title: Authorized Signatory

Medline Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

Bank of Montreal, as a Revolving Credit Lender

By:	/s/ Ruth Molina
Name:	Ruth Molina
Title:	Vice President

Medline Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

JEFFERIES FINANCE LLC, as a
Revolving Credit Lender

By:	/s/ JR Young
Name:	JR Young
Title:	Managing Director

Medline Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

Macquarie Capital Funding LLC as a
Revolving Credit Lender

By:	/s/ Lisa Grushkin
Name:	Lisa Grushkin
Title:	Authorized Signatory

By:	/s/ Ayesha Farooqi
Name:	Ayesha Farooqi
Title:	Authorized Signatory

Medline Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

BMO BANK N.A., as L/C Issuer and a
Revolving Credit Lender, as successor to Bank of the West

By:	/s/ Patricia DelGrande
Name:	Patricia DelGrande
Title:	Managing Director

Medline Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

UBS AG, Stamford Branch, as a Revolving
Credit Lender

By:	/s/ Danielle Calo
Name:	Danielle Calo
Title:	Associate Director

By:	/s/ Muhammad Afzal
Name:	Muhammad Afzal
Title:	Director

Medline Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

Royal Bank of Canada, as a
Revolving Credit Lender

By:	/s/ Scott MacVicar
Name:	Scott MacVicar
Title:	Authorized Signatory

Medline Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

ARES CAPITAL CORPORATION, as a Revolving Credit Lender

By:	/s/ Mitchell Goldstein
Name:	Mitchell Goldstein
Title:	Authorized Signatory

Medline Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

DEUTSCHE BANK AG NEW YORK
BRANCH, as a Revolving Credit Lender

By:	/s/ Philip Tancorra
Name:	Philip Tancorra
Title:	Director

By:	/s/ Lauren Danbury
Name:	Lauren Danbury
Title:	Vice President

Medline Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

The Bank of Nova Scotia, as a Revolving
Credit Lender

By:	/s/ Erin Garner
Name:	Erin Garner
Title:	Director

By:	/s/ Joshita D Souza
Name:	Joshita D Souza
Title:	Associate

Medline Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

Blackstone Private Credit Fund
as a Revolving Credit Lender

By: Blackstone Credit BDC Advisors LLC, as
investment advisor

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

Medline Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

HSBC Bank USA, National Association,
as a Revolving Credit Lender

By:	/s/ John S. Frame
Name:	John S. Frame
Title:	Senior Vice President

Medline Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

ING CAPITAL LLC, as a Revolving
Credit Lender

By:	/s/ Robertus de Jongh
Name:	Robertus de Jongh
Title:	Director

By:	/s/ Lee K. Lem
Name:	Lee K. Lem
Title:	Director

Medline Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

Intesa Sanpaolo SpA New York Branch, as a
Revolving Credit Lender

By:	/s/ Bastian Schlesinger
Name: Bastian Schlesinger
Title: Managing Director

By:	/s/ Luca Zaini
Name: Luca Zaini
Title: Managing Director

Medline Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

MIZUHO BANK, LTD., as a Revolving Credit
Lender

By:	/s/ Tracy Rahn
Name: Tracy Rahn
Title: Executive Director

Medline Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

MUFG Bank, LTD, as a Revolving Credit
Lender

By:	/s/ Nicholas J. Hoffmann
Name:	Nicholas J. Hoffmann
Title:	Managing Director

Medline Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

NOMURA CORPORATE FUNDING
AMERICAS, LLC, as a Revolving Credit Lender

By:	/s/ Garrett P. Carpenter
Name: Garrett P. Carpenter
Title: Managing Director

Medline Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

SANTANDER BANK, N.A., as a Revolving
Credit Lender

By:	/s/ James Bravyak
Name: James Bravyak
Title: Managing Director

Medline Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

TRUIST BANK, as a Revolving Credit
Lender

By:	/s/ Connie Bailey-Blake
Name: Connie Bailey-Blake
Title: Vice President

Medline Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

U.S. BANK NATIONAL ASSOCIATION, as a Revolving Credit Lender

By:	/s/ Jake Ernst
Name: Jake Ernst
Title: Vice President

Medline Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

Blue Owl Capital Corporation III, as a
Revolving Credit Lender

By: Blue Owl Diversified Credit Advisors
LLC, its Investment Advisor

By:	/s/ Adam Forchheimer
Name:	Adam Forchheimer
Title:	Authorized Signatory

Medline Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

Blue Owl Credit Income Corp., as a Revolving
Credit Lender

By: Blue Owl Capital Advisors LLC, its
Investment Advisor

By:	/s/ Adam Forchheimer
Name:	Adam Forchheimer
Title:	Authorized Signatory

Medline Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

Blue Owl Capital Corporation,as a Revolving
Credit Lender

By: Blue Owl Capital Advisors LLC, its
Investment Advisor

By:	/s/ Adam Forchheimer
Name:	Adam Forchheimer
Title:	Authorized Signatory

Medline Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

Parliament Funding I LLC, as a Revolving
Credit Lender

By:	/s/ Adam Forchheimer
Name:	Adam Forchheimer
Title:	Authorized Signatory

Medline Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

Owl Rock First Lien Sub-Master Fund, 2 L.P.,
as a Revolving Credit Lender

By: Blue Owl First Lien GP, LLC, its general partner

By: Blue Owl Credit Advisors LLC its Sole
Member

By:	/s/ Adam Forchheimer
Name:	Adam Forchheimer
Title:	Authorized Signatory

Medline Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as L/C Issuer and a
Revolving Credit Lender

By:	/s/ Spencer Ferry
Name:	Spencer Ferry
Title:	Executive Director

Medline Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

Refinancing Term Lender Signature Pages on file with the Administrative Agent